STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)


                                 MARCH 1, 1997



                                AMERICAN CENTURY
                               MUTUAL FUNDS, INC.

                                 [FRONT COVER]



                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 1, 1997


                      AMERICAN CENTURY MUTUAL FUNDS, INC.


This statement is not a prospectus but should be read in conjunction with American Century's current prospectuses dated March 1, 1997. Please retain this document for future reference. To obtain a prospectus, call American Century toll-free at 1-800-345-2021 (international calls: 816-531-5575), or write to P.O. Box 419200, Kansas City, Missouri 64141-6200.


TABLE OF CONTENTS

Investment Objectives of the Funds ............................2
Fundamental Policies of the Funds .............................2
Additional Investment Restrictions ............................4
Forward Currency Exchange Contracts ...........................6
An Explanation of Fixed Income Securities Ratings .............7
Short Sales ...................................................8
Portfolio Turnover ............................................8
Interest Rate Futures Contracts and Related Options ...........9
Municipal Leases .............................................13
Officers and Directors .......................................13
Management ...................................................15
Custodians ...................................................17
Independent Accountants ......................................17
Capital Stock ................................................17
Multiple Class Structure .....................................18
Brokerage ....................................................20
Performance Advertising ......................................21
Redemptions in Kind ..........................................23
Holidays .....................................................23
Financial Statements .........................................23



Statement of Additional Information                           1



INVESTMENT OBJECTIVES OF THE FUNDS

     The investment objective of each fund comprising American Century Mutual Funds, Inc. is described on page 2 of the applicable prospectus. One feature of the various series of shares (funds) merits further explanation. As described in the Growth Funds Prospectus, the chief investment difference among Growth, Ultra and Vista, and between Select and Heritage, is the size of the fund, which affects the nature of the investments in the fund's portfolio. A smaller fund tends to be more responsive to changes in the value of its portfolio securities. For example, if a $1,000,000 fund buys $5,000 of stock which then doubles in value, the value of the fund increases by only one-half of 1%. However, if a $100,000 fund buys $5,000 of such stock which then doubles in value, the value of the fund increases by 5%, or at a rate 10 times as great. By the same token, if the value of such stock declines by one-half, the small fund would decline in value by 2.5%, while the larger fund would decline in value by only one-half of 1% or at a rate only one-tenth as great. Thus, a small fund with the same objective as a large fund, and similarly managed, likely will have a greater potential for profit and for loss as well.

FUNDAMENTAL POLICIES OF THE FUNDS

     In achieving its objective, a fund must conform to certain fundamental policies that may not be changed without shareholder approval, as follows:

SELECT, HERITAGE, GROWTH, ULTRA, VISTA, GIFTRUST, NEW OPPORTUNITIES AND THE EQUITY INVESTMENTS OF BALANCED

     In general, within the restrictions outlined herein, American Century has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It is our policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. It is the manager's intention that each of these portfolios will generally consist of common stocks. However, the manager may invest the assets of each series in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective. Senior securities that, in the opinion of the manager, are high-grade issues may also be purchased for defensive purposes. [Note: The above statement of fundamental policy gives American Century authority to invest in securities other than common stocks and traditional debt and convertible issues. Though the funds have not made such investments in the past, the manager may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the funds' investment objectives.]

BALANCED

     The manager will invest approximately 60% of the Balanced portfolio in common stocks and the balance in fixed income securities. Common stock investments are described above. At least 80% of the fixed income assets will be invested in securities that are rated at the time of purchase by a nationally recognized statistical rating organization to be within the three highest categories. The fund may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. It can be expected that management will invest from time to time in bonds and preferred stock convertible into common stock.

CASH RESERVE

     The manager will invest the Cash Reserve portfolio in debt securities payable in United States currency. Such securities may be obligations issued or guaranteed by the United States government or its agencies and instrumentalities or obligations issued by corporations and others, including repurchase agreements, of such quality and with such maturities to permit Cash Reserve to be designated as a money market fund and to enable it to maintain a stable offering price per share.

     The fund operates pursuant to a rule under the Investment Company Act that permits valuation of portfolio securities on the basis of amortized cost. As required by the rule, the Board of Directors has


2                                           American Century Investments


adopted procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purpose of sales and redemptions at $1.00. While the day-to-day operation of the fund has been delegated to the manager, the quality requirements established by the procedures limit investments to certain United States dollar-denominated instruments which the board of directors has determined present minimal credit risks and which have been rated in one of the two highest rating categories as determined by a nationally recognized statistical rating organization or, in the case of an unrated security, of comparable quality. The procedures require review of the fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.

SHORT-TERM GOVERNMENT FUND AND
INTERMEDIATE-TERM GOVERNMENT FUND

     The manager will invest the portfolios of Short-Term Government Fund and Intermediate-Term Government Fund in direct obligations of the United States, such as Treasury bills, Treasury notes and U.S. government bonds, that are supported by the full faith and credit of the United States. The manager may also invest in agencies and instrumentalities of the United States government that are established under the authority of an act of Congress. The securities of some of such agencies and instrumentalities are supported by the full faith and credit of the United States Treasury; others are supported by the right of the issuer to borrow from the Treasury; still others are supported only by the credit of the instrumentality. Such agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Farm Credit Banks, Federal Home Loan Banks, and Resolution Funding Corporation. Purchase of such securities may be made outright or on a when-issued basis and may be made subject to repurchase agreements.

LIMITED-TERM BOND, INTERMEDIATE-TERM BOND AND BENHAM BOND

     The manager will invest the portfolios of the corporate bond funds in high- and medium-grade debt securities payable in United States currency. The funds may invest in securities that, at the time of purchase, are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows: short-term notes within the two highest categories; corporate, sovereign government and municipal bonds within the four highest categories; securities of the United States government and its agencies and instrumentalities; and other types of securities rated at least P-2 by Moody's or A-2 by S&P. The funds may also purchase securities under repurchase agreements as described in the prospectus and purchase and sell interest rate futures contracts and related options. See "Interest Rate Futures Contracts and Related Options," page 9.

LIMITED-TERM TAX-EXEMPT, INTERMEDIATE-TERM TAX-EXEMPT AND LONG-TERM TAX-EXEMPT

     The manager will invest the tax-exempt portfolios in high- and medium-grade securities. At least 80% of each fund's net assets will be invested in securities whose income is not subject to federal income taxes, including the alternative minimum tax.

     The two principal classifications of tax-exempt securities are notes and bonds. Tax-exempt notes are of short maturity, generally less than three years, and are issued to provide for short-term capital needs. These include tax anticipation notes and revenue anticipation notes, among others, as well as tax-exempt commercial paper. Tax-exempt bonds, which meet long-term capital needs, generally have maturities longer than one year. The two categories of tax-exempt bonds, general obligation and revenue, may be held by the funds in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a project or facility or from the proceeds of a specific revenue source, but not from the general taxing power. Industrial development revenue bonds are a type of revenue bond secured by payments from a private user, and generally do not



Statement of Additional Information                           3



enjoy a call upon the resources of the municipality that issued the bond on behalf of the user.

     The funds may invest in fixed-, floating- and variable-rate securities. Fixed-rate securities pay interest at the fixed rate until maturity. Floating- and variable-rate securities normally have a stated maturity in excess of one year, but may have a provision permitting the holder to demand payment of principal and interest upon not more than seven days' notice. Floating rates of interest are tied to a percentage of a designated base rate, such as rates on Treasury bills or the prime rate at a major bank, and change whenever the designated rate changes. Variable-rate securities provide for a periodic adjustment in the rate.

     For the purpose of determining the maturity of an individual security or the average weighted portfolio maturity of one of the funds, the manager shall consider the maturity to be the shorter of final maturity, the remaining expected average life of a sinking fund bond, the remaining time until a mandatory put date, the time until payment as the result of exercising a put or demand-for-payment option, or the remaining time until the pre-refunding payment date of a security whose redemption on a call date in advance of final maturity is assured through contractual agreement and with high-quality collateral in escrow.

     The funds may invest in securities that, at the time of purchase, are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows: short-term notes within the two highest categories, bonds within the four highest categories, and other types of securities rated at least P-2 by Moody's or A-2 by S&P. The funds may invest more than 25% of their assets in industrial development revenue bonds. Each of the funds may invest in interest rate futures contracts and related options. See "Interest Rate Futures Contracts and Related Options," page 9.

BENHAM BOND, LIMITED-TERM TAX-EXEMPT,
INTERMEDIATE-TERM TAX-EXEMPT AND LONG-TERM TAX-EXEMPT

     Benham Bond, Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt (the funds) may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts for the purpose of hedging against (i) declines or possible declines in the market value of debt securities or (ii) inability to participate in advances in the market values of debt securities at times when the funds are not fully invested in long-term debt securities; provided that, the funds may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a fund's existing futures positions and premiums paid for related options would exceed 5% of the fund's assets.

ADDITIONAL INVESTMENT RESTRICTIONS

     Additional fundamental policies that may be changed only with shareholder approval provide that, with the exception of New Opportunities, each series of shares:

(1) Shall not invest more than 15% of its assets in illiquid investments, except for any fund intended to be a money market fund, which shall not invest more than 10% of its assets in illiquid investments.

(2)  Shall  not  invest  in  the   securities  of  companies   that,   including
     predecessors, have a record of less than three years of continuous operation.

(3) Shall not lend its portfolio securities except to unaffiliated persons, and is subject to the rules and regulations adopted under the Investment Company Act. No such rules and regulations have been promulgated, but it is the corporation's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the corporation must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the corporation must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the corporation to vote the securities. To comply with the regulations of certain state secur-




4                                           American Century Investments



     ities   administrators,   such  loans  may  not  exceed  one-third  of  the
     corporation's net assets taken at market. It is the policy of the corporation not to permit interest on loaned securities of any series to exceed 10% of the annual gross income of that series (without offset for realized capital gains).

(4) Shall not purchase the security of any one issuer if such purchase would cause more than 5% of the corporation's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the corporation's portfolio.

(5) Shall not invest for control or for management, or concentrate its investment in a particular company or a particular industry. No more than 25% of the assets of each series, exclusive of cash and government securities, will be invested in securities of any one industry. The corporation's policy in this respect includes the statement, "The management's definition of the phrase `any one industry' shall be conclusive unless clearly unreasonable." That statement may be ineffective because it may be an attempt to waive a provision of the law, and such waivers are void.

(6) Shall not buy securities on margin nor sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the corporation's funds may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by their fundamental policies.

(7) Shall not invest in the securities of other investment companies except by purchases in the open market involving only customary brokers' commissions and no sales charges.

(8)  Shall not issue any senior security.

(9)  Shall not underwrite any securities.

(10) Shall not purchase or sell real estate. (In the opinion of management, this restriction will not preclude the corporation from investing in securities of corporations that deal in real estate.)

(11) Shall not purchase or sell commodities or commodity contracts; except that Limited-Term Bond, Intermediate-Term Bond, Benham Bond, Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options.

(12) Shall not borrow any money with respect to any series of its stock, except in an amount not in excess of 5% of the total assets of the series, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by Limited-Term Bond, Intermediate-Term Bond, Benham Bond, Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt.


     Paragraphs 3, 5, 8 and 9 shall also apply as fundamental policies of New Opportunities. Paragraphs 1, 6, 7, 10, 11 and 12 shall also apply to New Opportunities, but shall not be considered fundamental policies. Paragraph 4 shall apply to New Opportunities with respect to 75% of its portfolio and shall not be considered a fundamental policy.


     The Investment Company Act imposes certain additional restrictions upon acquisition by the corporation of securities issued by insurance companies, brokers, dealers, underwriters or investment advisers, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership. Neither the Securities and Exchange Commission nor any other agency of the federal government participates in or supervises the corporation's management or its investment practices or policies.

     The Investment Company Act also provides that the funds may not invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this standard, the Securities and Exchange Commission ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration




Statement of Additional Information                           5




using a more restrictive list of industry groups than that recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause the funds to forego investment possibilities which may otherwise be available to them under the Investment Company Act.

     Neither the SEC nor any other agency of the federal or state government participates in or supervise the funds' management or their investment practices or policies.

FORWARD CURRENCY EXCHANGE CONTRACTS

     The funds conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

     The funds expect to use forward contracts under two circumstances:

(1) When the manager wishes to "lock in" the U.S. dollar price of a security when a fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so;

(2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its fund's portfolio securities either denominated in, or whose value is tied to, such foreign currency.

     As to the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

     Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.

     The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.

     Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be



6                                           American Century Investments


necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS

     As described in the applicable prospectus, certain of the funds will have, at any given time, investments in fixed income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the applicable prospectus. The following is a description of the rating categories referenced in the prospectus fund disclosure.

     The following summarizes the highest four ratings used by Standard & Poor's Corporation for bonds:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

     The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     The following summarizes the highest four ratings used by Moody's Investors Service, Inc. for bonds:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Debt which is rated Baa is considered as a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3



Statement of Additional Information                           7




 indicates that the bond ranks in the lower end of its generic rating category.

     The rating Prime-1 or P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 or P-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The following summarized the highest rating used by Moody's for short-term notes and variable rate demand obligations:

     MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

SHORT SALES

     The common stock funds and the Balanced Fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. While the short sale is open, the fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the fund's long position.

     A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the fund owns. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

PORTFOLIO TURNOVER

     The portfolio turnover rates of the funds are shown in the Financial Highlights table in the prospectuses.

     With respect to each series of shares, the manager will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

     The funds intend to purchase a given security whenever the manager believes it will contribute to the stated objective of the series, even if the same security has only recently been sold. In selling a given security, the manager keeps in mind that (1) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code, and (2) profits from sales of securities are taxed to shareholders as ordinary income. Subject to those considerations, the corporation will sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the manager believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the manager's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company





8                                           American Century Investments



or industry or in general economic conditions, or because of some combination of such reasons.

     When a general decline in security prices is anticipated, the equity funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a rise in price levels is anticipated, the equity funds may increase their equity positions and decrease their cash positions. However, these funds have followed the practice of remaining essentially fully invested in equity securities.

     Since investment decisions are based on the anticipated contribution of the security in question to the corporation's objectives, the manager believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve those objectives, and the corporation's annual portfolio turnover rate cannot be anticipated and may be comparatively high. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.

     Since the manager does not take portfolio turnover rate into account in making investment decisions, (1) the manager has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.

INTEREST RATE FUTURES CONTRACTS AND RELATED
OPTIONS

     Limited-Term Bond, Intermediate-Term Bond, Benham Bond, Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt (the funds) may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

     A fund will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that American Century Investment Management, Inc. (manager) anticipates that it may wish to include in the portfolio of a fund. A fund may sell a future or write a call or purchase a put on a future if the manager anticipates that a general market or market sector decline may adversely affect the market value of any or all of the fund's holdings. A fund may buy a future or purchase a call or sell a put on a future if the manager anticipates a significant market advance in the type of securities it intends to purchase for the fund's portfolio at a time when the fund is not invested in debt securities to the extent permitted by its investment policies. A fund may purchase a future or a call option thereon as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As securities are purchased, corresponding futures positions would be terminated by offsetting sales.

     The "sale" of a debt future means the acquisition by the fund of an obligation to deliver the related debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a debt future means the acquisition by the fund of an obligation to acquire the related debt securities at a specified time on a specified date. The "sale" of a bond index future means the acquisition by the fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the future and the price at which the future is originally struck. No physical delivery of the bonds making up the index is expected to be made. The "purchase" of a bond index future means the acquisition by the fund of an obligation to take delivery of such an amount of cash.

     Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as mark to the market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration



Statement of Additional Information                           9




of the future, the fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or a gain.

     When a fund writes an option on a futures contract it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a fund has written a call, it becomes obligated to assume a "long" position in a futures contract, which means that it is required to take delivery of the underlying securities. If it has written a put, it is obligated to assume a "short" position in a futures contract, which means that it is required to deliver the underlying securities. When the fund purchases an option on a futures contract it acquires a right in return for the premium it pays to assume a position in a futures contract.

     If a fund writes an option on a futures contract it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit.

     For options sold, the fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

     A fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

     Changes in variation margin are recorded by a fund as unrealized gains or losses. Initial margin payments will be deposited in the fund's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of a futures contract or an option thereon, a fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract or option. A final determination of variation margin is made at that time; additional cash is required to be paid by or released to it and it realizes a loss or gain.

     Although futures contracts by their terms call for the actual delivery or acquisition of the underlying securities or cash, in most cases the contractual obligation is so fulfilled without having to make or take delivery. The funds do not intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearinghouse associated with the exchange on which the instruments are traded. Although the funds intend to buy and sell futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular future at any particular time. In such event, it may not be possible to close a futures contract position. Similar market liquidity risks occur with respect to options.

     The use of futures contracts and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures contracts and options thereon to attempt to protect against the market risk that a fund might not be fully invested at a time when the value of the securities in which it invests is increasing is referred to as having a "long futures position." The funds must operate within certain restrictions as to long and short positions in futures contracts and options thereon under a rule (CFTC Rule) adopted by the Commodity Futures Trading Commission under the Commodity Exchange Act to be eligible for the exclusion provided by the CFTC Rule from registration by the fund with the CFTC as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions a fund will not, as to any positions, whether long, short or a combination thereof, enter into futures contracts and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the fund's assets after taking into account unrealized profits and losses on options the fund has entered into; in the case of an option that is "in-the-money" (as defined under the CEA), the in-the-money





10                                          American Century Investments





amount may be excluded in computing such 5%. (In general, a call option on a futures contract is in-the-money if the value of the future exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.) Under the restrictions, a fund also must, as to short positions, use futures contracts and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to its long positions that are used as part of a fund's portfolio strategy and are incidental to the fund's activities in the underlying cash market, the "underlying commodity value" (see below) of the fund's futures contract and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated, high-quality, short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. [There are described above the segregated accounts that a fund must maintain with its custodian bank as to its options and futures contracts activities due to Securities and Exchange Commission requirements. The fund will, as to its long positions, be required to abide by the more restrictive of these SEC and CFTC requirements.] The underlying commodity value of a futures contract is computed by multiplying the size (dollar amount) of the futures contract by the daily settlement price of the futures contract. For an option on a futures contract, that value is the underlying commodity value of the future underlying the option.

     Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (i) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures or options positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market price movements; and (v) the bankruptcy or failure of a futures commission merchant holding margin deposits made by the funds and the funds' inability to obtain repayment of all or part of such deposits. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The manager will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

     The risk of imperfect correlation between movements in the price of a bond index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the



Statement of Additional Information                           11




applicable index. The price of the bond index future may move more than or less than the price of the securities being hedged. If the price of the bond index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the bond index futures, a fund may buy or sell bond index futures in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the bond index. It is also possible that, where a fund has sold futures contracts to hedge its securities against a decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a brief period or to a very small degree, over time the value of a portfolio of debt securities will tend to move in the same direction as the market indexes upon which the futures contracts are based.

     Where bond index futures are purchased to hedge against a possible increase in the price of bonds before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     The risks of investment in options on bond indexes may be greater than options on securities. Because exercises of bond index options are settled in cash, when a fund writes a call on a bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of its writing position by holding a portfolio of bonds similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as the underlying index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as the call writer, will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security because there, the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value of the exercise date; and by the time it learns that it has been assigned, the index may have declined with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying





12                                          American Century Investments




index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund exercising the option must pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

MUNICIPAL LEASES

     The tax-exempt funds may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, management will consider: (i) the credit quality of the obligor, (ii) whether the underlying property is essential to a governmental function, and (iii) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

     Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the funds' board of directors for purposes of complying with the funds' investment restrictions. In determining the liquidity of a lease obligation, the manager will consider: (1) the frequency of trades and quotes for the lease obligation, (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers, (3) dealer undertakings to make a market in the lease obligation,
(4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer, (5) whether the lease obligation is of a size that will be attractive to institutional investors, (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefore, and (7) such other factors as the manager may determine to be relevant to such determination.

OFFICERS AND DIRECTORS

     The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with the fund's investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. Unless otherwise noted, the business address of each director and officer is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).

     JAMES E. STOWERS JR.,* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

     JAMES E. STOWERS III,* President, Chief Executive Officer and Director; President, Chief Executive Officer and Director, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation.

     THOMAS A. BROWN, Director; 2029 Wyandotte, Kansas City, Missouri; Chief Executive Officer, Associated Bearing Company, a corporation engaged in the sale of bearings and power transmission products.

     ROBERT W. DOERING, M.D., Director; 6420 Prospect, Kansas City, Missouri; general surgeon.

     D. D. (DEL) HOCK, Director; 1225 Seventeenth Street #900, Denver, Colorado; Chairman, President and Chief Executive Officer, Public Service Company of Colorado.



Statement of Additional Information                           13





     LINSLEY L. LUNDGAARD, Vice Chairman of the Board and Director; 18648 White Wing Drive, Rio Verde, Arizona; retired; formerly Vice President and National Sales Manager, Flour Milling Division, Cargill, Inc.

     DONALD H. PRATT, Director; P.O. Box 419917, Kansas City, Missouri; President, Butler Manufacturing Company.

     LLOYD T. SILVER JR., Director; 2300 West 70th Terrace, Mission Hills, Kansas; President, LSC, Inc., manufacturer's representative.

     M. JEANNINE STRANDJORD, Director; 908 West 121st Street, Kansas City, Missouri; Senior Vice President and Treasurer, Sprint Corporation.

     WILLIAM M. LYONS, Executive Vice President, Chief Operating Officer, Secretary and General Counsel; Executive Vice President, Chief Operating Officer and General Counsel, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation.

     ROBERT T. JACKSON, Executive Vice President and Principal Financial Officer; Executive Vice President and Treasurer, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation; formerly Executive Vice President, Kemper Corporation.

     MARYANNE ROEPKE, CPA, Vice President, Treasurer and Principal Accounting Officer; Vice President, American Century Services Corporation.

     PATRICK A. LOOBY, Vice President; Vice President, American Century Services Corporation.

     MERELE A. MAY, Controller.

     C. JEAN WADE, CPA, Controller; formerly, accountant, Baird, Kurtz & Dobson.

     The Board of Directors has established four standing committees, the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

     Messrs. Stowers Jr., Stowers III, and Lundgaard constitute the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

     Messrs. Lundgaard (chairman), Doering and Hock and Ms. Strandjord constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' independent accountants, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent accountants with respect to internal controls and the considerations given or the corrective action taken by management, and reviewing nonaudit services provided by the independent accountants.

     Messrs. Brown (chairman), Pratt and Silver constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including violations thereof.

     The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (Chairman), Lundgaard and Stowers III.

     The Directors of the corporation also serve as Directors for other funds advised by the manager. Each Director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of all Twentieth Century investment companies an annual director's fee of $44,000, and an additional fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, those Directors who are not "interested persons" and serve as chairman of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses. Set





14                                          American Century Investments




forth below is the aggregate compensation paid for the periods indicated by the funds and by the American Century family of funds as a whole to each Director who is not an "interested person" as defined in the Investment Company Act.


                           Aggregate            Total Compensation from
                         Compensation            the American Century
Director             from the corporation 1       Family of Funds 2
------------------------------------------------------------------------
Thomas A. Brown            40,880.74                 45,000
Robert W. Doering, M.D.    38,046.00                 41,500
Linsley L. Lundgaard       41,179.13                 45,000
Donald H. Pratt            39,388.80                 43,333
Lloyd T. Silver Jr.        39,388.80                 43,000
M. Jeannine Strandjord     39,388.80                 42,500
John M. Urie 3             41,179.13                 37,167
Del Hock 3                     0                      7,500
------------------------------------------------------------------------

1 Includes compensation actually paid by the corporation during the fiscal year ended October 31, 1996.

2 Includes compensation paid by the fifteen investment company members of the American Century family of funds for the calendar year ended December 31, 1996.

3 Del Hock replaced Jack Urie as an independent director effective October 31, 1996.

     The corporation has adopted the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors. Under the Plan, the non-interested person Directors may defer receipt of all or any part of the fees to be paid to them for serving as Directors of the corporation.

     Under the Plan, all deferred fees are credited to an account established in the name of the participating Directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the participating Director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.

     No deferred fees are payable until such time as a participating Director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a Director, all remaining deferred fee account balances are paid to the Director's beneficiary or, if none, to the Director's estate.

     The Plan is an unfunded plan and, accordingly, American Century has no obligation to segregate assets to secure or fund the deferred fees. The rights of Directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the corporation. The Plan may be terminated at any time by the administrative committee of the Plan. If terminated, all deferred fee account balances will be paid in a lump sum.

     No deferred fees were paid to any participating Directors under the Plan during the fiscal year ended October 31, 1995.

     Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who are also officers of the funds, are paid by the manager.


MANAGEMENT

     A description of the responsibilities and method of compensation of the funds' investment manager, American Century Investment Management, Inc., appears in each prospectus under the caption, "Management."

     During the past three years, the management fees of the manager were:


FUND                                     Years Ended October 31,
------------------------------------------------------------------------
                                  1996            1995           1994
------------------------------------------------------------------------
SELECT
     Management fees       $  39,305,054  $   40,918,896   $   46,147,911
     Average net assets    3,935,124,830   4,100,172,070    4,616,441,587
HERITAGE
     Management fees          10,572,605       8,900,956        8,238,322
     Average net assets    1,065,351,654     899,947,177      822,480,118
GROWTH
     Management fees          47,632,557      45,713,727       43,916,916
     Average net assets    4,789,339,586   4,575,064,437    4,404,299,518
ULTRA
     Management fees         162,207,777     113,284,379       91,474,921
     Average net asset    16,286,747,712  11,330,063,925    9,149,558,371
VISTA
     Management fees          20,199,050      11,104,694        7,226,302
     Average net assets    2,041,214,251   1,123,979,069      732,311,586
GIFTRUST
     Management fees           7,161,935       3,840,425        1,875,098
     Average net assets      731,222,156     389,827,724      189,487,155



Statement of Additional Information                           15




FUND                                        Years Ended October 31,
------------------------------------------------------------------------
                                1996             1995            1994
------------------------------------------------------------------------
BALANCED
     Management fees       $  8,345,585     $  7,303,148     $  6,861,248
     Average net assets     844,937,283      743,379,550      687,079,027
CASH RESERVE
     Management fees          9,593,595        9,546,843       10,282,495
     Average net assets   1,375,448,677    1,367,481,447    1,294,838,404
SHORT-TERM GOVERNMENT FUND
     Management fees          2,570,178        2,708,850        3,611,805
     Average net assets     370,206,942      387,845,926      447,658,784
INTERMEDIATE-TERM
GOVERNMENT FUND
     Management fees            179,763          104,141           19,566
     Average net assets      24,215,896       14,092,947        3,821,083
LIMITED-TERM
TAX-EXEMPT
     Management fees            205,918(1)         0                 0
     Average net assets      53,836,145       59,645,970       57,545,359
INTERMEDIATE-TERM
TAX-EXEMPT
     Management fees            484,914          471,159          537,893
     Average net assets      81,296,908       78,781,379       89,751,385
LONG-TERM TAX-EXEMPT
     Management fees            352,945          317,622          361,732
     Average net assets      59,479,341       53,244,618       60,383,665
LIMITED-TERM BOND
     Management fees             52,116           40,530           17,509
     Average net assets       7,680,716        5,906,790        3,690,814
INTERMEDIATE-TERM BOND
     Management fees            108,870           59,552           17,532
     Average net assets      14,807,295        8,128,357        3,458,399
BENHAM BOND
     Management fees          1,148,428        1,038,120        1,233,251
     Average net assets     146,071,676      132,239,065      141,750,838

------------------------------------------------------------------------
1 Net of fees waived by the manager.


The Advisor Class of Ultra and Vista commenced operations on October 2, 1996. The management fees shown above include $7,146 paid on Advisor Class shares of Ultra and $3,127 paid on Advisor Class shares of Vista for the 29 day period ended October 31, 1996.


     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution, or until the first meeting of shareholders following such execution, and for as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors, or by the vote of a majority of the outstanding votes (as defined in the Investment Company Act), and (ii) by the vote of a majority of the Directors of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of the funds' shareholders, on 60 days' written notice to the manager, and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the manager shall not be liable to the funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     The management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for one or more funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients or series in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

     The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the




16                                          American Century Investments


management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.

     On January 31, 1997, the manager was acting as an investment advisor to 12 institutional accounts with an aggregate value of $498,426,343. While each of these clients has unique investment restrictions and guidelines, some have all elected to have their portfolios managed in a manner similar to the portfolio of either Growth or Select. Accordingly, anytime a security is being bought or sold for the Growth or Select funds, it may also be bought or sold for some or all of such institutional accounts. The manager anticipates acquiring additional such accounts in the future.

     American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services. The payments by the manager to American Century Services Corporation for the years ending October 31, 1996, 1995 and 1994 have been, respectively, $118,664,664, $100,504,910 and
$139,895,701.

     As stated in each prospectus, all of the stock of American Century Services Corporation and American Century Investment Management, Inc. is owned by American Century Companies, Inc.

CUSTODIANS

     Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, and United Missouri Bank of Kansas City, N.A., 10th and Grand, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT ACCOUNTANTS

     Beginning with the 1997 fiscal year, Delloitte and Touche LLP, 1010 Grand Avenue, Kansas City, Missouri 64106, has been selected to serve as the fund's independent accountants, providing services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund.


CAPITAL STOCK

     The funds' capital stock is described in the prospectuses under the caption, "Further Information About American Century."

     American Century may in the future issue additional series or class of shares without a vote of shareholders. The assets belonging to each series or classes of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series or class. Your rights as a shareholder are the same for all series or class of securities unless otherwise stated. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully-paid and non-assessable. Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

     In the event of complete liquidation or dissolution of American Century, shareholders of each series or class of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.


     As of January 31, 1997, in excess of 5% of the outstanding shares of the following funds were owned of record by:

NAME OF                             SHAREHOLDER
FUND                                AND PERCENTAGE
------------------------------------------------------------------------
Growth                              Nationwide Life Insurance Company
                                    Columbus, Ohio -- 13.0%
Ultra                               Charles Schwab & Co.
                                    San Francisco, California -- 8.7%
Vista                               Charles Schwab & Co. -- 6.9%
Heritage                            Charles Schwab & Co. -- 6.2%
                                    Bankers Trust Company as trustee for Kraft
                                    General Foods -- 11.3%
Limited-Term
Tax-Exempt                          Twentieth Century Companies, Inc.-- 14.5%
Long-Term
Tax-Exempt                          Twentieth Century Companies, Inc. -- 6.7%
Limited-Term Bond                   Twentieth Century Companies, Inc. -- 38.3%



Statement of Additional Information                           17



NAME OF                             SHAREHOLDER
FUND                                AND PERCENTAGE
--------------------------------------------------------------------------------
Intermediate-Term
Bond                                Twentieth Century Companies, Inc.-- 17.6%
                                    The Chase Manhattan Bank as Trustee for
                                    Gza Geo Environmental Inc. Restated
                                    401(k) Profit Sharing Plan and Trust
                                    New York, New York -- 6.8%

                                    The Chase Manhattan Bank as trustee for
                                    Fujisawa USA Inc. Savings and Retirement
                                    Plan Trust New York, New York-- 5.2%
Short-Term
Government Fund                     Nationwide Life Insurance Company -- 10.2%
Intermediate-Term
Government Fund                     The Chase Manhattan Bank as Trustee for
                                    Robert Bosch Corporation Star Plan and
                                    Trust New York, New York -- 14.1%
New Opportunities                   Trustees of Twentieth Century Profit
                                    Sharing and 401(k) Savings Distribution
                                    Reinvested Plan and Trust -- 6.2%
--------------------------------------------------------------------------------


MULTIPLE CLASS STRUCTURE

     The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to four classes of funds: an Investor Class, an Institutional Class, a Service Class and an Advisor Class. Not all funds offer all four classes.

     The Investor Class is made available to investors directly by the investment manager through its affiliated broker-dealer, American Century Investment Services, Inc., for a single unified management fee, without any load or commission. The Institutional, Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower management fee. In addition to the management fee, however, Service Class shares are subject to a Shareholder Services Plan (described below), and the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (also described below). Both plans have been adopted by the funds' board of directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act.

RULE 12-B1

     Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Service Class and Advisor Class have approved and entered into a Shareholder Services Plan, with respect to the Service Class, and a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (collectively, the "Plans"). Both Plans are described below.

     In adopting the Plans, the Board of Directors (including a majority of directors who are not "interested persons" of the funds (as defined in the 1940
Act), hereafter referred to as the "independent directors") determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

     All fees paid under the plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

SHAREHOLDER SERVICES PLAN

     As described in the Prospectuses, the funds' Service Class of shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial




18                                          American Century Investments



intermediaries, such as banks, broker-dealers and insurance companies. In such circumstances, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary. To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Service Class shares and the funds' Board of Directors has adopted a Shareholder Services Plan. Pursuant to the Shareholder Services Plan, the Service Class shares pay a shareholder services fee of 0.25% annually of the aggregate average daily assets of the funds' Service Class shares.

     American Century Investment Services, Inc. (the "Distributor") enters into contracts with each financial intermediary for the provision of certain shareholder services and utilizes the shareholder services fees received under the Shareholder Services Plan to pay for such services. Payments may be made for a variety of shareholder services, including, but are not limited to, (a) receiving, aggregating and processing purchase, exchange and redemption request from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the Distributor; (b) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (c) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (d) providing and maintaining elective services such as check writing and wire transfer services;
(e) acting as shareholder of record and nominee for beneficial owners; (f) maintaining account records for shareholders and/or other beneficial owners; (g) issuing confirmations of transactions; (h) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (i) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;
(j) providing other similar administrative and sub-transfer agency services; and
(k) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD (collectively referred to as "Shareholder Services"). Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

     As described in the Prospectuses, the funds' Advisor Class of shares are also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

     As with the Service Class, certain recordkeeping and aministrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

     To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay the Distributor a fee of 0.50% annually of the aggregate average daily assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.

     Distribution services include any activity undertaken or expense incurred that is primarily intended




Statement of Additional Information                           19




to result in the sale of Advisor Class shares, which services may include but are not limited to, (a) the payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (b) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the funds' Advisor Class shares; (c) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (d) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (e) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (g) the providing of facilities to answer questions from prospective investors about fund shares; (h) complying with federal and state securities laws pertaining to the sale of fund shares; (i) assisting investors in completing application forms and selecting dividend and other account options; (j) the providing of other reasonable assistance in connection with the distribution of fund shares; (k) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (l) profit on the foregoing; (m) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (n) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

BROKERAGE

SELECT,  HERITAGE,  GROWTH,  ULTRA, VISTA,  GIFTRUST
AND THE EQUITY INVESTMENTS OF BALANCED

     Under the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed under this caption when selecting brokers.

     The manager receives statistical and other information and services without cost from brokers and dealers. The manager evaluates such information and services, together with all other information that it may have, in supervising and managing the investment portfolios of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of services required to be performed by the manager. The manager does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.

     In the years ended October 31, 1996, 1995 and 1994, the brokerage commissions of each fund were as follows:

                             Years Ended October 31,
------------------------------------------------------------------------
Fund                 1996               1995             1994
------------------------------------------------------------------------
SELECT            $8,157,658        $11,363,976      $14,844,437
HERITAGE           3,093,265          3,180,082        3,620,144
GROWTH            10,712,208         13,577,767       10,144,618
ULTRA             22,985,927         18,911,590       19,240,703
VISTA              2,246,175          1,750,665        1,895,400
GIFTRUST             886,460            571,349          588,145
BALANCED           1,038,530            875,207          979,903
------------------------------------------------------------------------

     In 1996, $49,120,223 of the total brokerage commissions was paid to brokers
and  dealers  who  provided   information   and  services  on   transactions  of
$56,023,070,599 (92% of all transactions).

     The brokerage commissions paid by the funds may exceed those which another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.




20                                          American Century Investments




     The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker often enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds regularly place its over-the-counter transactions with principal market makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

CASH RESERVE, SHORT-TERM GOVERNMENT FUND, INTERMEDIATE-TERM GOVERNMENT FUND, LIMITED-TERM BOND, INTERMEDIATE-TERM BOND, BENHAM BOND, LIMITED-TERM TAX-EXEMPT, INTERMEDIATE-TERM TAX-EXEMPT, LONG-TERM TAX-EXEMPT AND THE FIXED INCOME INVESTMENTS OF BALANCED

     Under the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers and dealers to execute portfolio transactions. In many transactions, the selection of the broker or dealer is determined by the availability of the desired security and its offering price. In other transactions, the selection of broker or dealer is a function of the selection of market and the negotiation of price, as well as the broker's general execution and operational and financial capabilities in the type of transaction involved. The manager will seek to obtain prompt execution of orders at the most favorable prices or yields. The manager may choose to purchase and sell portfolio securities to and from dealers who provide services or research, statistical and other information to the funds and to the manager. Such information or services will be in addition to and not in lieu of the services required to be performed by the manager, and the expenses of the manager will not necessarily be reduced as a result of the receipt of such supplemental information.


PERFORMANCE ADVERTISING

     Individual fund performance may be compared to various indices including the Standard & Poor's 500 Index, the Dow Jones Industrial Average, Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 21/2-year CD rates.

EQUITY FUNDS

     The following table sets forth the average annual total return of the equity funds and Balanced for the one-, five- and 10-year periods (or period since inception) ended October 31, 1996, the last day of the funds' fiscal year. Average annual total return is calculated by determining each fund's cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the fund's performance had been constant over that period. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distributions.

                                                 From
Fund             1 year    5 year   10 year  Inception (1)
------------------------------------------------------------------------
SELECT            19.76%   9.67%    11.27%        --
HERITAGE          10.44%  13.27%      --        15.57%
GROWTH             8.18%   9.32%    13.56%        --
ULTRA             10.79%  15.62%    19.92%        --
VISTA              6.96%  14.61%    14.67%        --
GIFTRUST           9.72%  24.31%    21.71%        --
BALANCED          14.04%   8.50%      --        12.21%
------------------------------------------------------------------------
1 Data from inception shown for funds that are less than 10 years old.


     The funds may also advertise average annual total return over periods of time other than one, five and 10 years and cumulative total return over various time periods.

     The following table shows the cumulative total return of the equity funds and Balanced since their respective dates of inception. The table also shows annual compound rates for Growth and Select from June 30, 1971, which corresponds with the funds' implementation of its current investment philosophy and practices and for all other funds from their respective dates of inception (as noted previously) through October 31, 1996.



Statement of Additional Information                           21





                 Cumulative Total        Average Annual
Fund          Return Since Inception      Compound Rate
------------------------------------------------------------------------
SELECT              4776.98%                16.58%
HERITAGE             266.32%                15.57%
GROWTH              6728.19%                18.14%
ULTRA               1051.37%                17.70%
VISTA                442.07%                13.96%
GIFTRUST            1109.27%                21.26%
BALANCED             152.24%                12.21%
------------------------------------------------------------------------



FIXED INCOME FUNDS AND BALANCED

     Cash Reserve. The yield of Cash Reserve is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of fund expenses). This income is then "annualized." That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period throughout a full year and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

     Based upon these methods of computation, the yield and effective yield for Cash Reserve for the seven days ended October 31, 1996, the last seven days of the fund's fiscal year, was 4.74% and 4.85%, respectively.

     Other Fixed Income Funds and Balanced. Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

     The following table sets forth yield quotations for the fixed income funds (other than Cash Reserve) and Balanced for the 30-day period ended October 31, 1996, the last day of the fiscal year pursuant to computation methods prescribed by the SEC.

                                                    Intermediate-
  Short-Term     Intermediate-Term  Limited-Term        Term
Government Fund   GovernmentFund       Bond             Bond
------------------------------------------------------------------------
     5.36%            5.68%            5.55%           6.31%
------------------------------------------------------------------------
                               Intermediate-
 Benham       Limited-Term         Term       Long-Term      Balanced
  Bond         Tax-Exempt       Tax-Exempt   Tax-Exempt
------------------------------------------------------------------------
  6.30%          3.69%            4.34%        4.80%          2.29%
------------------------------------------------------------------------

     The following table sets forth tax-equivalent yields for the Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt and the Long-Term Tax-Exempt funds for the 30-day period ended October 31, 1996. The example assumes a 36% tax rate. The tax-equivalent yield is computed as follows:


tax-
equivalent =     tax-exempt yield   + non tax-exempt yield
yield           ------------------
                1-assumed tax rate



Tax-Exempt        Tax-Exempt        Tax-Exempt
Short-Term    Intermediate-Term     Long-Term
----------------------------------------------------
     5.77%        6.78%               7.50%
----------------------------------------------------

     The fixed income funds may also elect to advertise cumulative total return and average annual total return, computed as described above.

     The table below shows the cumulative total return and the average annual total return of the fixed income funds since their respective dates of inception (as noted below) through October 31, 1996.

                           Cumulative
                           Total Return     Average Annual    Date of
FUND                       Since Inception  Total Return      Inception
------------------------------------------------------------------------
SHORT-TERM
GOVERNMENT FUND            167.78%          7.36%             12/15/82

INTERMEDIATE-TERM
GOVERNMENT FUND             15.01%          5.38%               3/1/94

LIMITED-TERM BOND           14.77%          5.30%               3/1/94

INTERMEDIATE-TERM BOND      16.74%          5.97%               3/1/94

BENHAM BOND                104.68%          7.69%               3/2/87

LIMITED-TERM
TAX-EXEMPT                  16.40%          4.23%               3/1/93

INTERMEDIATE-TERM
TAX-EXEMPT                  74.65%          5.94%               3/2/87

LONG-TERM TAX-EXEMPT        94.55%          7.13%               3/2/87
------------------------------------------------------------------------



22                                          American Century Investments






ADDITIONAL PERFORMANCE COMPARISONS

     Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the EAFE(R) Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, USA Today, and other similar publications or services. In addition to performance information, general information about the funds that appears in a publication such as those mentioned above or in the Prospectus under the heading "Performance Advertising" may be included in advertisements and in reports to shareholders.

PERMISSIBLE ADVERTISING INFORMATION

     From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the funds. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

REDEMPTIONS IN KIND

     The funds' policy with regard to redemptions in excess of the lesser of one half of 1% of a fund's assets or $250,000 from its equity funds and Balanced is described in the applicable fund prospectus under the heading "Special Requirements for Large Redemptions."

     The funds have elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing portfolio securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectus under the caption "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.

HOLIDAYS

     The funds do not determine the net asset value of its shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays, and on holidays, namely New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

FINANCIAL STATEMENTS

     The financial statements of the various series of shares of American Century (other than New Opportunities) for the fiscal year ended October 31, 1996, are included in the annual report to shareholders, which is incorporated herein by reference. You may receive copies of the report without charge upon request to American Century at the address and phone number shown on the cover of this Statement of Additional Information.




Statement of Additional Information                           23





     The unaudited financial statements of Twentieth Century New Opportunities for the period from December 26, 1996 (inception) to January 31, 1997 are included in this Statement of Additional Information. While the financial statements respecting such fund contained herein are unaudited, in the opinion of the manager, all adjustments necessary for a fair presentation of the financial position and the results of operation at January 31, 1997 and for the period from December 26, 1996 (inception) to January 31, 1997, have been made. The results of operations for the period indicated are not necessarily indicative of the results for an entire year.





24                                          American Century Investments



                      STATEMENT OF ASSETS AND LIABILITIES

                                                                  NEW
JANUARY 31, 1997 (Unaudited)                                  OPPORTUNITIES
--------------------------------------------------------------------------------

ASSETS

Investment securities,
   at value (identified cost of $119,093,317)
   (Note 3) ................................................  $119,847,813
Cash .......................................................     5,029,586
Receivable for capital shares sold .........................       124,235
Dividends and interest receivable ..........................         2,340
                                                                 ---------
                                                               125,003,974
                                                                ----------

LIABILITIES

Payable for investments purchased ..........................    21,621,743
Accrued management fees (Note 2) ...........................        44,058
Other liabilities ..........................................           128
                                                                ----------
                                                                21,665,929
                                                                ----------
Net Assets Applicable to Outstanding Shares ................  $103,338,045
                                                              ============

CAPITAL SHARES, $.01 PAR VALUE

Authorized .................................................   100,000,000
                                                               ===========

Outstanding ................................................    20,840,529
                                                               ===========


Net Asset Value Per Share ..................................         $4.96
                                                               ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ....................  $103,044,301
Undistributed net investment income ........................        27,913
Accumulated undistributed net realized
   (loss) from investment transactions .....................      (488,665)
Net unrealized appreciation on investments (Note 3) ........       754,496
                                                                ----------
                                                              $103,338,045

See Notes to Financial Statements



Statement of Additional Information                                    25



                            STATEMENT OF OPERATIONS

DECEMBER 26, 1996 (INCEPTION)                                      NEW
THROUGH JANUARY 31, 1997 (Unaudited)                          OPPORTUNITIES
--------------------------------------------------------------------------------

INVESTMENT INCOME

Income:
     Interest ..............................................    $70,129
     Dividends .............................................      2,340
                                                             ----------
                                                                 72,469
                                                             ----------
Expenses:
     Management fees (Note 2) ..............................     44,428
     Directors' fees and expenses ..........................        128
                                                             ----------
                                                                 44,556
                                                             ----------
Net investment income ......................................     27,913
                                                             ----------



REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3)
     Net realized (loss) ...................................   (488,665)
     Change in net unrealized appreciation .................    754,496
                                                             ----------
Net realized and unrealized gain on investments ............    265,831
                                                             ----------
Net Increase in Net Assets Resulting from Operations .......   $293,744



See Notes to Financial Statements


26                                          American Century Investments




                       STATEMENT OF CHANGES IN NET ASSETS



DECEMBER 26, 1996 (INCEPTION)                                NEW
THROUGH JANUARY 31, 1997 (Unaudited)                    OPPORTUNITIES
--------------------------------------------------------------------------------

Increase in Net Assets

OPERATIONS

Net investment income .........................................   $      27,913
Net realized (loss) on investments ............................        (488,665)
Change in net unrealized appreciation on investments ..........         754,496
                                                                  -------------
Net increase in net assets resulting from operations                    293,744
                                                                  -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold
                                                                    103,105,758
Payments for shares redeemed ..................................         (61,457)
                                                                  -------------
Net increase in net assets
   from capital share transactions ............................     103,044,301
                                                                  -------------
Net increase in net assets ....................................     103,338,045

NET ASSETS

Beginning of period ...........................................            --
                                                                  -------------
End of period .................................................   $ 103,338,045

                                                                  -------------
                                                                  -------------
Undistributed net investment income ...........................   $      27,913
                                                                  -------------
                                                                  -------------

TRANSACTIONS IN SHARES OF THE FUND

Sold
                                                                     20,852,883
Redeemed ......................................................         (12,354)
                                                                  -------------
Net increase ..................................................   $  20,840,529



See Notes to Financial Statements


Statement of Additional Information                                    27




                         NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Twentieth Century New Opportunities (the Fund) is one of the seventeen series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income, less foreign taxes withheld (if any), is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collaterized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

     SUPPLEMENTARY INFORMATION -- Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.





28                                          American Century Investments




                         NOTES TO FINANCIAL STATEMENTS


2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.5%.

3. INVESTMENT TRANSACTIONS

     The aggregate cost of investment securities purchased (excluding short-term investments) for the period December 26, 1996 (inception) through January 31, 1997, totaled $90,556,978 for common stocks. Proceeds from investment securities sold (excluding short-term investments) totaled $2,065,528 for common stocks. As of January 31, 1997, accumulated net unrealized appreciation on investments was $754,496, consisting of unrealized appreciation of $2,651,084 and unrealized depreciation of $1,896,588. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

4. AFFILIATED COMPANY TRANSACTIONS

     A summary of transactions for each issuer who is or was an affiliate at or during the period December 26, 1996 (inception) through January 31, 1997, follows:



                                                  JANUARY 31, 1997
                                        --------------------------------
ISSUER                     PURCHASE         SHARE             MARKET
                           COST             BALANCE           VALUE
------------------------------------------------------------------------
Brightpoint, Inc.        $ 2,238,278        80,300         $  2,263,456
NBTY Inc.                  1,687,018        82,400            1,761,300
Pomeroy Computer
Resources, Inc.            1,761,427        53,900            1,677,638
Rational Software Corp.    3,269,444       113,200            2,851,225
Teledata Communication
Ltd.                       1,715,977        64,500            1,685,063
------------------------------------------------------------------------
                         $10,672,144                        $10,238,682
------------------------------------------------------------------------


Statement of Additional Information                  29




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